Exhibit (a)(1)(B)

Letter of Transmittal for Shares

to Tender Shares of Common Stock (Including the Associated Rights)

of

Vocus, Inc.

at

$18.00 Net Per Share

Pursuant to the Offer to Purchase

Dated April 18, 2014

by

GTCR Valor Merger Sub, Inc.

a wholly owned subsidiary of

GTCR Valor Companies, Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:30 A.M.,

NEW YORK CITY TIME, ON FRIDAY, MAY 16, 2014, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call (877) 248-6417 or (718) 921-8317

DESCRIPTION OF SHARES TENDERED
Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s) or Book Entry or Other Accounts(s))	Shares Tendered (Attach additional signed list if necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Total Number of Shares Represented by Book Entry or Other Account(s)	Number of Shares Tendered**

* Need not be completed if transfer is made by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

This Letter of Transmittal for Shares may ONLY be used to tender (i) shares of common stock, par value $0.01 per share (“Common Stock”) of Vocus, Inc., a Delaware corporation (“Vocus”) that are not subject to forfeiture restrictions, repurchase rights or other restrictions under Vocus’s equity plans, and the associated rights to purchase shares of Series B Junior Participating Preferred Stock, $0.01 par value, of Vocus (“Rights”) pursuant to the Rights Agreement, dated as of May 13, 2013, as amended, by and between Vocus and American Stock & Transfer Company, LLC, as rights agent (each share of Common Stock together with the associated Rights are referred to herein as a “Share” and, collectively, as the “Shares”) and (ii) Shares subject to forfeiture restrictions, repurchase rights or other restrictions under Vocus’s equity plans (each, a “Restricted Share”) held by stockholders who are not current or former employees of Vocus. Shares awarded pursuant to a Vocus equity plan and no longer subject to forfeiture restrictions, repurchase rights or other restrictions under such plan are not Restricted Shares.

This Letter of Transmittal for Shares may NOT be used to tender Restricted Shares held by stockholders who are current or former employees of Vocus.

Delivery of this Letter of Transmittal for Shares to an address other than as set forth above does not constitute a valid delivery. You must sign this Letter of Transmittal for Shares in the appropriate space provided therefor and complete either IRS Form W-9 or the applicable IRS Form W-8, as appropriate. The instructions set forth in this Letter of Transmittal for Shares should be read carefully before this Letter of Transmittal for Shares is completed.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED BELOW) MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number	Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivered by book-entry transfer check box:  ☐

Account Number

Transaction Code Number

☐	CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 10.

Number of Shares represented by the lost or destroyed certificates

☐	CHECK HERE IF TENDERED SHARES ARE NON-EMPLOYEE RESTRICTED SHARES.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be issued in the name of someone other than the undersigned.

Issue:

☐      Check

☐      Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Deliver:

☐      Check

☐      Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

NOTE:    SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to GTCR Valor Merger Sub, Inc., a Delaware corporation (the “Purchaser”) and a wholly owned subsidiary of GTCR Valor Companies, Inc., a Delaware corporation (“Parent”), the above described shares of common stock, par value $0.01 per share (“Common Stock”) of Vocus, Inc., a Delaware corporation (“Vocus”), and the associated rights to purchase shares of Series B Junior Participating Preferred Stock, $0.01 par value, of Vocus (“Rights”) pursuant to the Rights Agreement, dated as of May 13, 2013, as amended, by and between Vocus and American Stock & Transfer Company, LLC, as rights agent (each share of Common Stock together with the associated Rights are referred to herein as a “Share” and, collectively, as the “Shares”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 18, 2014 (the “Offer to Purchase”), and this Letter of Transmittal for Shares (which, together with the Offer to Purchase, the Letter of Transmittal for Employee Restricted Shares and any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

This Letter of Transmittal for Shares may ONLY be used to tender unrestricted Shares and Shares subject to forfeiture restrictions, repurchase rights or other restrictions under Vocus’s equity plans (each, a “Restricted Share”) held by stockholders who are not current or former employees of Vocus (“Non-Employee Restricted Shares”). It may not be used to tender Restricted Shares held by stockholders who are current or former employees of Vocus (“Employee Restricted Shares”).

Upon the terms of the Offer, and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to the Shares tendered herewith and any other securities or rights issued or issuable in respect of the Shares on or after the date of the Offer to Purchase and irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares (and any such other securities or rights) or of the undersigned’s rights with respect to such Shares (and any such other securities or rights) (i) to deliver certificates for such Shares (and any such other securities or rights) or transfer ownership of such Shares (and any such other securities or rights) on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”) together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (ii) to present such Shares (and any such other securities or rights) for transfer on Vocus’s books and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other securities or rights), all in accordance with the terms and subject to the conditions of the Offer.

Except for restrictions on the Non-Employee Restricted Shares pursuant to the terms of Vocus’s equity plans, the undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other securities or rights issued or issuable in respect of such Shares on or after the date of the Offer to Purchase) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Depositary or the Purchaser to complete the sale, assignment and transfer of the tendered Shares (and any such other securities or rights) to the Purchaser.

All authority conferred or agreed to be conferred in this Letter of Transmittal for Shares shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, the tender of Shares hereby is irrevocable.

The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at the special meeting in connection with the Merger, if any, and to the extent permitted by applicable law and under Vocus’s certificate of incorporation and bylaws, any other annual, special or adjourned meeting of Vocus’s stockholders or otherwise to execute any written consent concerning any matter, and to otherwise act as each such attorney-in-fact and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper with respect to the Shares tendered hereby that have been accepted for payment by the Purchaser before the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other securities or rights issued or issuable in respect of such Shares on or after the date of the Offer to Purchase). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such Shares (or such other securities or rights).

The Purchaser’s acceptance for payment of Shares validly tendered according to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement (as defined in the Offer to Purchase), the price to be paid to the undersigned will be the amended price despite the fact that a different price is stated in this Letter of Transmittal for Shares. Under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. All questions as to validity, form and eligibility of any tender of Shares hereby will be determined by the Purchaser (which may delegate power in whole or in part to the Depositary).

From and after acceptance for payment of Shares in accordance with the terms of the Offer, the Purchaser reserves the right to assign any of its rights or obligations under the Merger Agreement, including the right to purchase Shares tendered in the Offer, to Parent and/or one or more wholly owned subsidiaries of Parent, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the undersigned’s rights to receive payment for Shares validly tendered and accepted for payment in the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Please credit any unrestricted Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. Please return any Non-Employee Restricted Shares tendered herewith that are not accepted for payment by crediting the appropriate account at American Stock Transfer & Trust Company, LLC. The Purchaser has no obligation under the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

IMPORTANT

STOCKHOLDER(S) SIGN HERE

(Signature(s) of Stockholder(s))

(Signature(s) of Stockholder(s))

Unrestricted Shares must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for such unrestricted Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. Non-Employee Restricted Shares must be signed by holder(s) of such Shares exactly as name(s) appear(s) on the records of Vocus with respect to such Non-Employee Restricted Shares. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following and see Instruction 5.

Dated:                     ,

Name (s)
(Please Print)

Capacity (Full Title)

Address
(Including Zip Code)

Daytime Area Code and Telephone Number

Employer Identification or Social Security Number

PLEASE COMPLETE IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8

IF REQUIRED—GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

Authorized Signature

Name

(Please Print)

Title

(Please Print)

Name of Firm

Address

(Include Zip Code)

Daytime Area Code and Telephone Number

Dated:                     ,

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures.    With respect to unrestricted Shares, no signature guarantee is required on this Letter of Transmittal for Shares if (a) this Letter of Transmittal for Shares is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal for Shares or (b) the Shares tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, or other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (such institution, an “Eligible Institution”). With respect to Non-Employee Restricted Shares, no signature guarantee is required on this Letter of Transmittal for Shares, if it is signed by the holder(s) registered on the records of either Vocus or American Stock Transfer & Trust Company, LLC of Shares tendered herewith and such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal for Shares. In all other cases, all signatures on this Letter of Transmittal for Shares must be guaranteed by an Eligible Institution. See Instruction 5. If a Share certificate is registered in the name of a person other than the signer of this Letter of Transmittal for Shares, or if payment is to be made, or a Share certificate not tendered or not accepted for payment is to be returned, to a person other than the registered holder of the certificates surrendered, then the tendered Share certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the Share certificate, with the signature or signatures on the certificates or stock powers guaranteed by an Eligible Institution. See Instruction 5.

2.    Requirements of Tender.    This Letter of Transmittal for Shares is to be completed by stockholders (a) if certificates are to be forwarded herewith, (b) unless an Agent’s Message is used instead of this Letter of Transmittal for Shares, if delivery of unrestricted Shares is to be made according to the procedures for book-entry transfer set forth in Section 3—“Procedure for Tendering Shares” of the Offer to Purchase, or (c) tendering Non-Employee Restricted Shares. It may NOT be used to tender Employee Restricted Shares. This Letter of Transmittal for Shares may ONLY be used to tender unrestricted Shares and Non-Employee Restricted Shares. For a holder of unrestricted Shares to validly tender such Shares pursuant to the Offer, either (i) a properly completed and duly executed Letter of Transmittal for Shares (or manually signed facsimile), together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein before the Expiration Date (as defined in the Offer to Purchase) and either certificates for the tendered Shares must be received by the Depositary at one of such addresses or the Shares must be delivered according to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, before the Expiration Date, or (ii) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3—“Procedure for Tendering Shares” of the Offer to Purchase. For a holder of Non-Employee Restricted Shares to validly tender such Shares pursuant to the Offer, a properly completed and duly executed Letter of Transmittal for Shares (or manually signed facsimile), together with any other required documents, must be received by the Depositary at one of its addresses set forth herein before the Expiration Date. Non-Employee Restricted Shares may not be tendered by guaranteed delivery.

Holders of unrestricted Shares whose certificates for such Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer before the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery according to the guaranteed delivery procedures set forth in Section 3—“Procedure for Tendering Shares” of the Offer to Purchase. Under such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary before the Expiration Date and (c) either (i) the Share certificates, together with a properly completed and duly executed Letter of Transmittal for Shares (or a manually signed facsimile), with any required signature guarantees, and any other documents required by this Letter of Transmittal for Shares must be received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery or (ii) in the case of a book-entry transfer effected according to the book-entry transfer procedures described in the Offer to Purchase, either a properly completed and duly executed Letter of Transmittal for Shares (or manually signed facsimile), and any required signature guarantees, or an Agent’s Message, and any other documents required by this Letter of Transmittal for Shares, must be received by the Depositary, and such Shares must be delivered according to the book-entry transfer procedures and a Book-Entry Confirmation must be received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which Shares are listed for quotation on the NASDAQ Global Select Market. Non-Employee Restricted Shares may not be tendered by guaranteed delivery.

An “Agent’s Message” means a message, transmitted through electronic means by the Book-Entry Transfer Facility, in accordance with the normal procedures of the Book-Entry Transfer Facility and the Depositary, to and received by the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal for Shares and that the Purchaser may enforce such agreement against the participant. The term “Agent’s Message” shall also include any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary.

The method of delivery of Shares, this Letter of Transmittal for Shares and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary. Shares will be deemed delivered only when actually received by the Depositary. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal for Shares (or manually signed facsimile), waive any right to receive any notice of the acceptance of their Shares for payment.

3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4.    Partial Tenders (Only Applicable to Holders of Share Certificates or Holders of Non-Employee Restricted Shares).    If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal for Shares, promptly after the acceptance for payment of the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If fewer than all the Non-Employee Restricted Shares held in the relevant account set forth above are to be tendered, fill in the number of Non-Employee Restricted Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, the relevant account will retain the Non-Employee Restricted Shares not tendered. All Non-Employee Restricted Shares held in such account will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal for Shares, Stock Powers and Endorsements.    If this Letter of Transmittal for Shares is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond, without change, with (i) the name(s) as written on the face of the certificate(s) or (ii) with respect to holders of Non-Employee Restricted Shares, the name(s) as shown on the records of Vocus.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal for Shares.

If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal for Shares, as there are different registrations of Shares.

If this Letter of Transmittal for Shares or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

When this Letter of Transmittal for Shares is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If the certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal for Shares, or if payment is to be made or certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on such Share certificates, with the signature or signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 1.

6.    Stock Transfer Taxes.    The Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares (including Non-Employee Restricted Shares) to it, or its order, in the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than (i) the registered owner(s) or (ii) the holder of Non-Employee Restricted Shares as shown on Vocus’s records, or if tendered certificates for Shares are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal for Shares, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer will be deducted from the price to be paid in the Offer unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal for Shares or if a check is to be sent and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal for Shares or to an address other than that shown in this Letter of Transmittal for Shares, the appropriate boxes on this Letter of Transmittal for Shares must be completed. Stockholders tendering unrestricted Shares by book-entry transfer may request that such Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate herein. If no such instructions are given, such unrestricted Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility. Non-Employee Restricted Shares not accepted for payment will be returned by crediting the appropriate account at American Stock Transfer & Trust Company, LLC.

8.    Waiver of Conditions.    Subject to the terms of the Merger Agreement, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer in the case of any Shares (including Non-Employee Restricted Shares) tendered.

9.    Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to MacKenzie Partners, Inc., the Information Agent, at its address listed on the back cover of this Letter of Transmittal for Shares. Additional copies of the Offer to Purchase, this Letter of Transmittal for Shares and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees with which Shares are held.

10.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the appropriate box on this Letter of Transmittal for Shares and indicating the number of Shares so lost, destroyed or stolen, or call the Transfer Agent for the Shares, American Stock Transfer & Trust Company, LLC, at (877) 248-6417 or (718) 921-8317. The stockholder will then be instructed by the Transfer Agent as to the steps that must be taken to replace the certificate. This Letter of Transmittal for Shares and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

11.    Backup Withholding.    Under U.S. federal income tax law, a tendering holder may be subject to backup withholding at a rate of 28% with respect to payments by the Depositary pursuant to the Offer unless such holder: (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding, (ii) provides its correct Taxpayer Identification Number (“TIN”) and certifies that (A) the TIN provided is correct (or that such holder is awaiting a TIN), (B) it is not currently subject to backup withholding and (C) such holder is a U.S. person (as defined in the instructions to the enclosed Internal Revenue Service (“IRS”) Form W-9); or (iii) certifies as to its non-U.S. status. If a U.S. holder is an individual, the TIN is his or her social security number. U.S. holders should complete the IRS Form W-9 provided in this Letter of Transmittal for Shares. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete IRS Form W-9 if the Shares are held in more than one name), consult the instructions in the enclosed IRS Form W-9 contained in this Letter of Transmittal for Shares.

In order for a non-U.S. holder to qualify as an exempt recipient, that non-U.S. holder should submit the appropriate IRS Form W-8 signed under penalties of perjury, attesting to that non-U.S. holder’s foreign status. The appropriate IRS Form W-8 may be obtained via the IRS website at www.irs.gov or by contacting the Depositary at its address set forth on the back cover of the Offer to Purchase.

Failure to complete IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. The Depositary cannot refund amounts withheld by reason of backup withholding. Tendering holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding requirements.

IMPORTANT: THIS LETTER OF TRANSMITTAL FOR SHARES (OR A MANUALLY SIGNED FACSIMILE), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER FOR UNRESTRICTED SHARES, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE OF THE OFFER AND WITH RESPECT TO UNRESTRICTED SHARES, EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED ACCORDING TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE BEFORE THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

NON-EMPLOYEE RESTRICTED SHARES MAY NOT BE TENDERED BY GUARANTEED DELIVERY. THIS LETTER OF TRANSMITTAL FOR SHARES MAY ONLY BE USED TO TENDER UNRESTRICTED SHARES AND NON-EMPLOYEE RESTRICTED SHARES. IT MAY NOT BE USED TO TENDER EMPLOYEE RESTRICTED SHARES.

Form **W-9**
(Rev. August 2013)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ______

☐ Other (see instructions) ▶

Exemptions (see instructions):

Exempt payee code (if any) ______

Exemption from FATCA reporting code (if any) ______

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person** ▶ **Date** ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at *www.irs.gov/w9*. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 8-2013)

Form W-9 (Rev. 8-2013) Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the *Exemptions* box, any code(s) that may apply to you. See *Exempt payee code* and *Exemption from FATCA reporting code* on page 3.

Form W-9 (Rev. 8-2013) Page **3**

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013) Page 4

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, gross proceeds on the sale of securities and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

Questions and requests for assistance may be directed to the Information Agent at the locations and telephone numbers set forth below. Additional copies of the Offer to Purchase, Letter of Transmittal for Shares and other tender offer materials may be directed to the Information Agent at the locations and telephone numbers set forth below.

The Information Agent for the Offer is:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com